SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 8, 2002
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                 1-16725                  42-1520346
     (State or other       Commission file number       (I.R.S. Employer
       jurisdiction                                  Identification Number)
     of incorporation)

                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)


              (Registrant's telephone number, including area code)
                                 (515) 247-5111

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Item 7.  Exhibits.

Statement Under Oath of Principal Executive Officer Pursuant to Commission Order No. 4-460.

Statement Under Oath of Principal Financial Officer Pursuant to Commission Order No. 4-460.


Item 9.  Regulation FD Disclosure.

         On August 8, 2002, the principal executive officer and principal financial officer of Principal Financial Group, Inc. filed sworn statements with the Securities and Exchange Commission pursuant to Commission Order No. 4-460, copies of which are attached hereto and incorporated herein by reference pursuant to Regulation FD.








                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PRINCIPAL FINANCIAL GROUP, INC.

                                 By: /s/ Michael H. Gersie
                                     --------------------------
                                     Name: Michael H. Gersie
                                     Title:   Executive Vice President and
                                              Chief Financial Officer



Date:  August 8, 2002

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            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, J. Barry Griswell, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Principal Financial Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the audit committee of Principal Financial Group, Inc.'s board of directors.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Principal Financial Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Principal Financial Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o  any amendments to any of the foregoing.




                                          /s/ J. Barry Griswell
                                          -------------------------
                                          J. Barry Griswell
                                          Chairman, President and Chief
                                          Executive Officer

                                          Subscribed and sworn to before me this
                                          8th day of August, 2002.

                                          -------------------------
                                          Notary Public

                                          My Commission Expires:


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


            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Michael H. Gersie, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Principal Financial Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the audit committee of Principal Financial Group, Inc.'s board of directors.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Principal Financial Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Principal Financial Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o  any amendments to any of the foregoing.



                                          /s/ Michael H. Gersie
                                          -------------------------
                                          Michael H. Gersie
                                          Executive Vice President and Chief
                                          Financial Officer

                                          Subscribed and sworn to before me this
                                          8th day of August, 2002.

                                          /s/ Kathleen M. Fonken
                                          -------------------------
                                          Notary Public

                                          My Commission Expires:  May 14, 2004


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